Exhibit 99.1
F 4Q10 January 14, 2011

2010 Full year and 4Q10 financial highlights À„ FY10 Net income of $17.4B; EPS of $3.96; revenue of $104.8B1 À„ 4Q10 Net income of $4.8B; EPS of $1.12; revenue of $26.7B1 À„ 4Q10 results include the following significant items: $ Pretax Net Income EPS Net increase to RFS loan loss allowance ($930) ($577) ($0.14) Card reduction to loan loss allowance 2,000 1,240 0.30 Corporate increase to litigation reserve (1,500) (930) (0.22) Corporate securities gains 1,199 743 0.18 1 See note 1 on slide 21 2 See note 3 on slide 21 3 See note 2 on slide 21 À„ Solid performance across most businesses À„ Fortress balance sheet strengthened À„ Basel I Tier 1 Common2 of $115B, or 9.8% À„ Estimated Basel III Tier 1 Common of 7.0% À„ Credit reserves at $33.0B; loan loss coverage ratio at 4.5% of total loans3 1 F I N A N C I A L R E S U L T S

$ O/(U) FY2010 FY2009 FY2009 Revenue (FTE)1 $104,842 $108,647 ($3,805) Credit Costs1 16,639 38,458 (21,819) Expense 61,196 52,352 8 ,844 Reported Net Income $17 370 $11 728 $5 642 2010 Full year managed results1 $ in mill 17,370 11,728 5,642 Net Income Applicable to Common Stock $15,764 $8,774 $6,990 Reported EPS $3.96 $2.26 $1.70 ROE2,3 10% 7% ROE Net of GW2,3 15% 11% ROTCE2,3,4 15% 11% 1 See note 1 on slide 21 2 Actual numbers for all periods, not over/under 3 Net income used to calculate the ratios for FY2009 excludes the one-time, non-cash negative adjustment of $1.1B resulting from the repayment of TARP preferred capital 4 See note 4 on slide 21 2 F I N A N C I A L R E S U L T S

4Q10 3Q10 4Q09 Revenue (FTE)1 $26,722 $2,387 $1,486 Credit Costs1 3,043 (180) (5,858) Expense 16,043 1,645 4,039 $ O/(U) 4Q10 Financial results1 Reported Net Income $4,831 $413 $1,553 Net Income Applicable to Common Stock $4,412 $393 $1,460 Reported EPS $1.12 $0.11 $0.38 ROE2 11% 10% 8% ROE Net of GW2 16% 15% 11% ROTCE2,3 16% 15% 12% 1 See note 1 on slide 21 2 Actual numbers for all periods, not over/under 3 See note 4 on slide 21 3 F I N A N C I A L R E S U L T S

Investment Bank

$ in millions		$ O/(U)	
	4Q10	3Q10	4Q09
Revenue	$6,213	$860	$1,284
Investment Banking Fees	1,833	331	(59)
Fixed Income Markets	2,875	(248)	140
Equity Markets	1,128	(7)	157
Credit Portfolio	377	784	1,046
Credit Costs	(271)	(129)	(90)
Expense	4,201	497	1,915
Net Income	$1,501	$215	($400)
Key Statistics ($B)[1]			
Overhead Ratio	68%	69%	46%
Comp/Revenue	30%	38%	11%
EOP Loans	$56.9	$53.6	$49.1
Allowance for Loan Losses	$1.9	$2.0	$3.8
NPLs	$3.6	$2.4	$3.5
Net Charge-off Rate[2]	(0.17)%	0.25%	5.27%
ALL / Loans[2,3]	3.51%	3.85%	6.13%
ROE[4]	15%	13%	23%
VAR ($mm)[5]	$78	$99	$124
EOP Equity	$40.0	$40.0	$33.0

[1] Actual numbers for all periods, not over/under
[2] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[3] 4Q09 ratio has been adjusted for the impact of the subsequent consolidation of asset-backed commercial paper conduits in accordance with accounting guidance, effective January 1, 2010. The reported ratio for 4Q09 was 8.25%
[4] Calculated based on average equity; 4Q10, 3Q10 and 4Q09 average equity was $40B, $40B, and $33B, respectively
[5] Average Trading and Credit Portfolio VAR at 95% confidence interval
[6] FY2010 excludes payroll tax expense related to the U.K. Bank Payroll Tax on certain compensation awarded from 12/9/2009 to 4/5/2010 to relevant banking employees, which is a non-GAAP financial measure. Ratio as reported for FY2010 including the U.K. Bank Payroll Tax was 37%

- Net income of $1.5B on revenue of $6.2B
  - ROE of 15%
- IB fees of $1.8B down 3% YoY
  - Ranked #1 YTD in Global Investment Banking Fees
- Fixed Income and Equity Markets revenue of $4.0B up 8% YoY, reflecting solid client revenue
- Credit Portfolio revenue of $377mm primarily reflecting NII and fees on retained loans
- Credit cost benefit of $271mm reflecting a reduction in the allowance largely related to net repayments and loan sales
- Expense of $4.2B up 84% YoY due to higher performance-based compensation and other non-compensation expense, including increased litigation reserves
  - FY comp/revenue of 35%[6]

FINANCIAL RESULTS
4
JPMorgan Chase & Co.

4Q10 3Q10 4Q09 Retail Financial Services Net Interest Income $4,829 ($29) ($241) Noninterest Revenue 3,696 908 1,097 Revenue $8,525 $879 $856 Expense 4,824 307 522 Pre-Provision Pretax $3,701 $572 $334 Credit Costs 2,456 908 (1,773) Net income $708 ($199) $1,107 EOP Equity ($B) 1 $28 $28 $25 $ O/(U) Retail Financial Services Retail Financial Services ($ in millions) Key drivers Retail Banking À„ Average deposits of $338.7B up 3% YoY and 1% QoQ À„ Branch production statistics: À„ Checking accounts up 6% YoY and 1% QoQ À„ Mortgage originations up 68% YoY and 21% QoQ À„ Business Banking originations up 114% YoY and 27% QoQ ROE1,2 10% 13% (6)% Memo: RFS Net Income Excl. Real Estate Portfolios $1,531 $476 $238 ROE Excl. Real Estate Portfolios 1,3 33% 23% 34% Retail Banking — Key Drivers1 ($ in billions) Average Deposits $338.7 $335.5 $329.8 Deposit Margin 3.00% 3.08% 3.06% Checking Accounts (mm) 27.3 27.0 25.7 # of Branches 5,268 5,192 5,154 Mortgage Banking & Other Consumer Lending — Key Drivers1 ($ in billions) Mortgage Loan Originations $50.8 $40.9 $34.8 3rd Party Mtg Loans Svc’d (EOP) $968 $1,013 $1,082 Auto Originations $4.8 $6.1 $5.9 Avg Loans $76.8 $76.1 $71.5 1 Actual numbers for all periods, not over/under 2 Calculated based on average equity; average equity for 4Q10, 3Q10 and 4Q09 was $28B, $28B and $25B, respectively 3 Calculated based on average equity; average equity for 4Q10, 3Q10 and 4Q09 was $18.3B, $18.3B and $15.2B, respectively Mortgage Banking & Other Consumer Lending À„ Total Mortgage Banking & Other Consumer Lending originations of $55.6B: À„ Mortgage loan originations up 46% YoY and 24% QoQ À„ Auto originations down 19% YoY and 21% QoQ 5 F I N A N C I A L R E S U L T S

4Q10 3Q10 4Q09 Retail Banking Net Interest Income $2,693 ($52) ($23) Noninterest Income 1,715 24 (89) Revenue $4,408 ($28) ($112) Expense 2,668 (111) 94 Pre-Provision Pretax $1,740 $83 ($206) Credit Costs 73 (102) (175) Net Income $954 $106 ($73) Mortgage Banking & Other Consumer Lending $ O/(U) Retail Financial Services Retail Banking and Mortgage Banking & Other Consumer Lending $ in millions À„ Retail Banking net income of $954mm down 7% YoY: À„ Total revenue of $4.4B down 2% YoY driven by lower deposit-related fees, partially offset by an increase in deposit balances À„ Credit costs of $73mm down 71% YoY includes a reduction in allowance for loan losses of $100mm in Business Banking À„ Expense up 4% YoY resulting from sales force increases À„ Mortgage Banking & Other Consumer Lending net Revenue (excl. MSR Risk Management) $2,502 $1,004 $1,008 MSR Risk Management 286 (101) 177 Revenue 2,788 903 1,185 Memo: Repurchase Losses (Contra-Revenue) ($349) $1,115 $323 Expense 1,743 395 580 Pre-Provision Pretax $1,045 $508 $605 Credit Costs 46 (130) (196) Net Income $577 $370 $311 income of $577mm up from $266mm in the prior year À„ Total revenue, excluding MSR risk management results, of $2.5B up 67% YoY driven by higher origination volumes and wider margins — Repurchase losses of $349mm, down $323mm YoY À„ Credit costs of $46mm down 81% YoY includes a reduction in allowance for loan losses of $150mm in Auto Finance À„ Expense up 50% YoY due to default-related costs, including costs associated with foreclosure affidavit-related delays 6 F I N A N C I A L R E S U L T S

4Q10 3Q10 4Q09 Real Estate Portfolios Revenue $1,329 $4 ($217) Expense 413 23 (152) Pre-Provision Pretax $916 ($19) ($65) Net Charge-Offs 1,789 575 (461) Change in Allowance 548 565 (941) Credit Costs 2,337 1,140 (1,402) Net Income ($823) ($675) $869 Memo: ALL/ EOP Loans 1,2 6 47% 7 25% 6 55% $ O/(U) Retail Financial Services Real Estate Portfolios $ in millions À„ Net loss of $823mm compared with a net loss of $1.7B in the prior year À„ Total revenue of $1.3B down 14% YoY driven by a decline in net interest income as a result of portfolio runoff À„ Credit costs of $2.3B reflect net charge-offs of $1.8B and a net addition of $548mm to the allowance for loan losses À„ Expense down 27% YoY reflecting a decrease in foreclosed asset expense 6.47% 7.25% 6.55% Key Drivers1 ($ in billions) Total Avg Loans $227.2 $234.5 $256.4 Avg Home Equity Loans Owned3 114.9 118.5 130.0 Avg Mortgage Loans Owned3 111.4 115.0 125.7 1 Actual numbers for all periods, not over/under 2 Excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction. An allowance for loan losses of $4.9B, $2.8B and $1.6B was recorded for these loans as 4Q10, 3Q10 and 4Q09, respectively 3 Includes purchased credit-impaired loans acquired as part of the WaMu transaction 7 F I N A N C I A L R E S U L T S

Home Lending update

Key statistics[1]

	4Q10 Reported	4Q10 Adjusted	3Q10	4Q09
EOP owned portfolio ($B)				
Home Equity	$88.4		$91.7	$101.4
Prime Mortgage[2]	55.9		56.7	59.4
Subprime Mortgage	11.3		12.0	12.5
Net charge-offs ($mm)				
Home Equity	$792	$725	$730	$1,177
Prime Mortgage[3]	528	241	265	568
Subprime Mortgage	429	182	206	452
Total	$1,749	$1,148	$1,201	$2,197
Net charge-off rate[4]				
Home Equity	3.48%	3.19%	3.10%	4.52%
Prime Mortgage	3.73%	1.70%	1.84%	3.81%
Subprime Mortgage	14.42%	6.12%	6.64%	14.01%
Nonperforming loans ($mm)				
Home Equity	$1,263		$1,251	$1,665
Prime Mortgage[3]	3,840		4,360	4,309
Subprime Mortgage	2,210		2,649	3,248

[1] Excludes 4Q10 EOP home equity, prime mortgage and subprime mortgage purchased credit-impaired loans of $24.5B, $17.3B and $5.4B, respectively, acquired as part of the WaMu transaction

[2] Ending balances include all noncredit-impaired prime mortgage balances held by Retail Financial Services, including $12.9B, $12.4B and $10.8B for 4Q10, 3Q10 and 4Q09, respectively, of loans insured by U.S. government agencies. These loans are included in Mortgage Banking & Other Consumer Lending

[3] Net charge-offs and nonperforming loans exclude loans insured by U.S. government agencies

[4] Loan balances used in the calculation of the adjusted net charge-off rates reflect the impact of the adjustment related to the timing of net charge-offs on delinquent loans

Overall commentary

- Delinquencies flat to slightly improved in 4Q
- Current quarter net charge-offs included a one-time $632mm adjustment related to the timing of when we take net charge-offs for delinquent loans
- Excluding one-time impact, home equity net charge-offs are relatively flat while mortgage loan portfolios net charge-offs modestly improved QoQ
- $950mm reduction in allowance for loan losses in home lending

Outlook

- Total quarterly net charge-offs running at $1.2B +/-

Purchased credit-impaired loans

- Total purchased credit-impaired portfolio divided into separate pools for impairment analysis
- Increase in the allowance for loan losses of $2.1B largely related to Home Equity and to a lesser extent Option ARMs

FINANCIAL RESULTS

8

JPMORGAN CHASE & CO.

Retail Financial Services – year-end 2010 reserve position

- Mortgage repurchase risk assessed and appropriately reserved
  - Agency repurchase exposure
    - Repurchase losses life to date of $2.6B
    - End of period reserve balance of $3.0B; reserved for presented and probable future demands
    - 2011 realized losses estimated at $1.2B +/-
  - Private label exposure – we have significant reserves
- Real Estate Portfolios
  - Total reserves of $9.7B (excluding WaMu purchased credit-impaired) remain; 4Q10 NCOs annualized (before one-time impact) of $4.6B
  - WaMu purchased credit-impaired portfolio is appropriately reserved for best estimate of remaining lifetime losses

Based on current conditions, we believe we are well-reserved going into 2011

FINANCIAL RESULTS

9

JPMORGAN CHASE & CO.

Update on foreclosure process

We make every effort to avoid foreclosure

- Offered over 1mm modifications; 285,000 completed
- Prevented foreclosures at 2x the rate of those completed
- 51 Chase Home Ownership Centers (CHOCs) – plan to add 25 more in 2011
- 6,000 loss mitigation counselors to assist borrowers, across the country

Key facts about foreclosures

- Average delinquency at foreclosure is 14 months
- Recent foreclosure sales showed the following customer/loan characteristics:
  - 57% non-owner occupied, of which 52% were vacant at foreclosure
  - 43% owner-occupied, of which:
    - 25% were vacant at foreclosure
    - 53% did not qualify for modification (e.g., High DTI, unemployed, etc.)
    - 18% did not respond to solicitations or trial modifications

Update on foreclosure process

- In September/October, we suspended approximately 127,000 foreclosures in 43 states
- Enhanced foreclosure processes
  - All personnel involved in foreclosure affidavit process re-trained and re-certified
  - All loans subject to pre-foreclosure sale review to confirm foreclosures are appropriate
  - Implemented revised quality assurance and quality control processes
- We are resuming foreclosure proceedings

FINANCIAL RESULTS
10
JPMorgan Chase & Co.

Card Services[1]

$ in millions		$ O/(U)	
	4Q10	3Q10	4Q09
Revenue	$4,246	($7)	($902)
Credit Costs	671	(962)	(3,568)
Expense	1,514	69	118
Net Income	$1,299	$564	$1,605
Key Statistics Incl. WaMu ($B)[2]			
ROO (pretax)	6.03%	3.33%	(1.18)%
ROE[3]	34%	19%	(8)%
EOP Equity	$15.0	$15.0	$15.0
Key Statistics Excl. WaMu ($B)[2]			
Avg Outstandings	$121.5	$124.9	$142.8
EOP Outstandings	$123.9	$121.9	$143.8
Sales Volume	$83.2	$76.8	$75.7
New Accts Opened (mm)	3.4	2.7	3.2
Net Interest Margin	9.16%	8.98%	9.40%
Net Charge-Off Rate	7.08%	8.06%	8.64%
30+ Day Delinquency Rate	3.66%	4.13%	5.52%

[1] See note 1 on slide 21
[2] Actual numbers for all periods, not over/under. Statistics include loans held for sale
[3] Calculated based on average equity; 4Q10, 3Q10 and 4Q09 average equity was $15B

- Net income of $1.3B compared with a net loss of $306mm in the prior year
- Credit costs of $671mm reflect lower net charge-offs and a reduction of $2.0B to the allowance for loan losses, reflecting lower estimated losses
  - Net charge-off rate (excluding the WaMu portfolio) of 7.08% down from 8.06% in 3Q10 and 8.64% in 4Q09
- End-of-period outstandings (excluding the WaMu portfolio) of $123.9B down 14% YoY and up 2% QoQ
- Sales volume (excluding the WaMu portfolio) of $83.2B up 10% YoY and 8% QoQ
- Revenue of $4.2B down 18% YoY and flat QoQ
  - Revenue (excluding the WaMu portfolio) down 14% YoY and up 1% QoQ
- Net interest margin (excluding the WaMu portfolio) of 9.16% up from 8.98% in 3Q10 and down from 9.40% in 4Q09

FINANCIAL RESULTS
11
JPMORGAN CHASE & CO.

4Q10 3Q10 4Q09 Revenue $1,611 $84 $205 Middle Market Banking 7 81 15 2 1 Mid-Corporate Banking 3 02 (2) 2 5 Commercial Term Lending 3 01 45 110 Real Estate Banking 1 17 (1) 1 7 Other 1 10 2 7 3 2 Credit Costs 152 (14) (342) Expense 558 (2) 15 $ O/(U) Commercial Banking1 $ in millions À„ Net income of $530mm up from $224mm in the prior year À„ Average loan balances down 2% YoY and up 1% QoQ À„ Average liability balances of $147.5B up 20% YoY À„ Record revenue of $1 6B up 15% YoY Net Income $530 $59 $306 Key Statistics ($B)2 Avg Loans & Leases $98.4 $97.0 $100.2 EOP Loans & Leases $98.9 $98.1 $97.4 Avg Liability Balances3 $147.5 $137.9 $122.5 Allowance for Loan Losses $2.6 $2.7 $3.0 NPLs $2.0 $2.9 $2.8 Net Charge-Off Rate4 1.16% 0.89% 1.92% ALL / Loans4 2.61% 2.72% 3.12% ROE5 26% 23% 11% Overhead Ratio 35% 37% 39% EOP Equity $8.0 $8.0 $8.0 1 See note 1 on slide 21 2 Actual numbers for all periods, not over/under 3 Includes deposits and deposits swept to on-balance sheet liabilities 4 Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate 5 Calculated based on average equity; 4Q10, 3Q10 and 4Q09 average equity was $8B 1.6B À„ Credit costs of $152mm À„ Net charge-offs of $286mm down 41% YoY and up 31% QoQ À„ Expense up 3% YoY; overhead ratio of 35% 12 F I N A N C I A L R E S U L T S

4Q10 3Q10 4Q09 Revenue $1,913 $82 $78 Worldwide Securities Services 9 60 66 43 Treasury Services 9 53 16 35 Expense 1 ,470 6 0 79 Net Income $257 $6 $20 Key Statistics1 $ O/(U) Treasury & Securities Services $ in millions À„ Net income of $257mm up 8% YoY and 2% QoQ À„ Pretax margin of 21% À„ QoQ increase included seasonal activity in depositary receipts Liability balances up 2% YoY Statistics Assets under custody up 8% YoY Avg Liability Balances ($B)2 $256.7 $242.5 $250.7 Assets under Custody ($T) $16.1 $15.9 $14.9 Pretax Margin 21% 21% 20% ROE3 16% 15% 19% TSS Firmwide Revenue $2,637 $2,565 $2,537 TS Firmwide Revenue $1,677 $1,671 $1,620 TSS Firmwide Avg Liab Bal ($B)2 $404.2 $380.4 $373.2 EOP Equity ($B) $6.5 $6.5 $5.0 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities 3 Calculated based on average equity; 4Q10, 3Q10, and 4Q09 average equity was $6.5B, $6.5B, and $5.0B respectively Revenue of $1.9B up 4% YoY WSS revenue of $960mm up 5% YoY TS revenue of $953mm up 4% YoY Expense up 6% YoY driven by ongoing investment in new product platforms, primarily related to international expansion 13 F I N A N C I A L R E S U L T S

Asset Management $ in millions 4Q10 3Q10 4Q09 Revenue $2,613 $441 $418 Private Banking1 1,376 1 95 210 Institutional 675 1 69 9 1 Retail 562 7 7 117 Credit Costs 23 — (35) Expense 1,777 2 89 307 Net Income $507 $87 $83 $ O/(U) Net income of $507mm up 20% YoY Pretax margin of 31% Record revenue of $2.6B up 19% YoY due to higher loan originations, net inflows to products with higher margins, the effect of higher market levels and higher performance fees Assets under management of $1.3T up 4% YoY; Assets under supervision of $1.8T up 8% YoY AUM outflows in liquidity products of $25B for the 1 Private Banking is a combination of the previously disclosed clients segments: Private Bank, Private Wealth Management and JPMorgan Securities 2 Actual numbers for all periods, not over/under 3 Calculated based on average equity; 4Q10, 3Q10 and 4Q09 average equity was $6.5B, $6.5B and $7.0B, respectively Key Statistics ($B)2 Assets under Management $1,298 $1,257 $1,249 Assets under Supervision $1,840 $1,770 $1,701 Average Loans $42.3 $39.4 $36.1 EOP Loans $44.1 $41.4 $37.8 Average Deposits $89.3 $87.8 $77.4 Pretax Margin 31% 30% 30% ROE3 31% 26% 24% EOP Equity $6.5 $6.5 $7.0 q yp quarter predominantly offset by inflows in long-term products of $23B Good global investment performance 80% of mutual fund AUM ranked in the first or second quartiles over past five years; 72% over 3- years and 67% over 1-year Expense up 21% YoY due to higher headcount and higher performance-based compensation Continued investment in our international business In 4Q10, completed the purchase of a majority interest in Gávea Investimentos 14 F I N A N C I A L R E S U L T S

Corporate/Private Equity Net Income ($ in millions) 4Q10 3Q10 4Q09 Private Equity $178 ($166) $37 Corporate (149) (153) (1,205) Net Income $29 ($319) ($1,168) $ O/(U) Private Equity Private Equity gains of $387mm Private Equity portfolio of $8.7B (6.9% of stockholders?? equity less goodwill) Corporate Investment portfolio results reflected lower net interest income and securities gains of $1.2B (pretax) Noninterest expense reflects an increase of $1.5B (pretax) for litigation reserves, predominantly for mortgage-related matters 15 F I N A N C I A L R E S U L T S

Fortress balance sheet

$ in billions	4Q10	3Q10	4Q09
Basel I Tier 1 Common Capital[1,2]	$115	$111	$105
Basel III Tier 1 Common Capital[1,2]	$114	$111	$106
Risk-Weighted Assets[1]	$1,176	$1,170	$1,198
Total Assets	$2,118	$2,142	$2,032
Basel I Tier 1 Common Ratio[1,2]	9.8%	9.5%	8.8%
Basel III Tier 1 Common Ratio[1,2]	7.0%	6.8%	6.4%

- Firmwide total credit reserves of $33B; loan loss coverage ratio of 4.46%[3]
- Global liquidity reserve $262B[1,4]
- Hopeful to increase the dividend pursuant to strong capital generation

[1] Estimated for 4Q10
[2] See note 3 on slide 21
[3] See note 2 on slide 21
[4] The Global Liquidity Reserve represents cash on deposit at central banks, and the cash proceeds expected to be received in connection with secured financing of highly liquid, unencumbered securities (such as sovereigns, FDIC and government guaranteed, agency and agency MBS). In addition, the Global Liquidity Reserve includes the firm's borrowing capacity at the Federal Reserve Bank discount window and various other central banks and from various Federal Home Loan Banks, which capacity is maintained by the firm having pledged collateral to all such banks. These amounts represent preliminary estimates which may be revised in the firm's 10-K for the period ending December 31, 2010

Note: Firmwide Level 3 assets are expected to be 5% of total firm assets at December 31, 2010

FINANCIAL RESULTS
16
JPMORGAN CHASE & CO.

Agenda Page Appendix 17 17 F I N A N C I A L R E S U L T S

Consumer credit — delinquency trends (Excl. purchased credit-impaired loans) Home Equity delinquency trend ($ in millions) Prime Mortgage delinquency trend ($ in millions) $0 $1,000 $2,000 $3,000 $4,000 Mar 08 Aug 08 Jan 09 Jul 09 Dec 09 Jun 10 Dec 10 $0 $1,300 $2,600 $3,900 $5,200 $6,500 Mar-08 Aug-08 Jan-09 Jul-09 Dec-09 Jun-10 Dec-10 30+ day delinquencies 30 — 150 day delinquencies 150+ day delinquencies 30+ day delinquencies 30 — 150 day delinquencies 150+ day delinquencies $2,000 $3,300 $4,600 $5,900 $7,200 $8,500 Mar-08 Aug-08 Jan-09 Jul-09 Dec-09 Jun-10 Dec-10 30+ day delinquencies 30-89 day delinquencies Card Services delinquency trend1,2 — Excl. WaMu ($ in millions) Note: Delinquencies prior to September 2008 are heritage Chase Prime Mortgage excludes held-for-sale, Asset Management and Government Insured loans 1 See note 1 on slide 21 2 “Payment holiday” in 2Q09 impacted 30+ day and 30-89 day delinquency trends in 3Q09 Subprime Mortgage delinquency trend ($ in millions) Mar-Aug-Jan-Jul-Dec-Jun-Dec-$0 $1,000 $2,000 $3,000 $4,000 $5,000 Mar-08 Aug-08 Jan-09 Jul-09 Dec-09 Jun-10 Dec-10 30+ day delinquencies 30 — 150 day delinquencies 150+ day delinquencies 18 A P P E N D I X

23,164 17 767 27,381 29,072 30,633 31,602 38,186 35,836 34,161 32,266 3.00% 4.00% 5.00% 6.00% 200% 300% 400% 500% Firmwide coverage ratios remain strong Loan Loss Reserve Nonperforming Loans Loan Loss Reserve/Total Loans1 Loan Loss Reserve/NPLs1 $ in millions 8,953 11,401 14,785 17,767 17,564 17,050 16,179 15,503 14,841 1.00% 2.00% 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 0% 100% Peer comparison $32.3B of loan loss reserves in 4Q10, up ~$9.1B from $23.2B two years ago; loan loss coverage ratio of 4.46%1 $7.5B (pretax) addition in allowance for loan losses related to the consolidation of credit card receivables in 1Q103 1 See note 2 on slide 21 2 Peer average reflects equivalent metrics for key competitors. Peers are defined as C, BAC and WFC 3 See note 1 on slide 21 4Q10 3Q10 JPM1 JPM1 Peer Avg.2 Consumer LLR/Total Loans 5.78% 6.69% 5.87% LLR/NPLs 255% 268% 184% Wholesale LLR/Total Loans 2.14% 2.28% 2.69% LLR/NPLs 86% 95% 61% Firmwide LLR/Total Loans 4.46% 5.12% 4.83% LLR/NPLs 190% 208% 132% 19 A P P E N D I X

IB league tables

League table results

	2010		2009	
	Rank	Share	Rank	Share
Based on fees:				
Global IB fees[1]	#1	7.8%	#1	9.0%
Based on volumes:				
Global Debt, Equity & Equity-related	#1	7.3%	#1	8.8%
US Debt, Equity & Equity-related	#2	11.1%	#1	14.8%
Global Equity & Equity-related[2]	#3	7.3%	#1	11.6%
US Equity & Equity-related	#2	13.2%	#2	15.6%
Global Long-term Debt[3]	#2	7.3%	#1	8.4%
US Long-term Debt[3]	#2	11.0%	#1	14.1%
Global M&A Announced[4]	#4	16.1%	#3	24.0%
US M&A Announced[4,5]	#3	22.9%	#2	35.8%
Global Loan Syndications	#1	8.6%	#1	8.1%
US Loan Syndications	#2	19.4%	#1	21.8%

Source: Dealogic
[1] Global IB fees exclude money market, short term debt and shelf deals
[2] Equity & Equity-related rankings include rights offerings and Chinese A-Shares
[3] Long-term Debt tables include investment grade, high yield, ABS, MBS, covered bonds, supranationals, sovereign and agency issuances; exclude money market, short term debt and U.S. municipal securities
[4] Global announced M&A is based on value at announcement, with full credit to each manager/equal if joint; all other rankings are based upon proceeds. Because of joint assignments, M&A market share of all participants will add up to more than 100%. Rankings reflect the removal of any withdrawn transactions
[5] US M&A represents any US involvement ranking

APPENDIX

20

JPMORGAN CHASE & CO.

1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. Prior to January 1, 2010, the Firm’s managed-basis presentation also included certain reclassification adjustments that assumed credit card loans securitized by CS remained on the balance sheet. Effective January 1, 2010, the Firm adopted accounting guidance that required the Firm to consolidate its Firm-sponsored credit card securitizations trusts. The income, expense and credit costs associated with these securitization activities are now recorded in the 2010 Consolidated Statements of Income in the same classifications that were previously used to report such items on a managed basis. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. The presentation in 2009 of CS results on a managed basis assumed that credit card loans that had been securitized and sold in accordance with U.S. GAAP remained on the Consolidated Balance Sheets, and that the earnings on the securitized loans were classified in the same manner as the earnings on retained loans recorded on the Consolidated Balance Sheets. JPMorgan Chase used the concept of managed basis to evaluate the credit performance and overall financial performance of the entire managed credit card portfolio. Operations were funded and decisions were made about allocating resources, such as employees and capital, based on managed financial information. In addition, the same underwriting standards and ongoing risk monitoring are used for both loans on the Consolidated Balance Sheets and Notes on non-GAAP financial measures , g g g g securitized loans. Although securitizations result in the sale of credit card receivables to a trust, JPMorgan Chase retains the ongoing customer relationships, as the customers may continue to use their credit cards; accordingly, the customer’s credit performance affects both the securitized loans and the loans retained on the Consolidated Balance Sheets. JPMorgan Chase believed that this managed-basis information was useful to investors, as it enabled them to understand both the credit risks associated with the loans reported on the Consolidated Balance Sheets and the Firm’s retained interests in securitized loans. 2. The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased creditimpaired loans; the allowance for loan losses related to purchased credit-impaired loans; and, loans from the Washington Mutual Master Trust, which were consolidated on the Firm’s balance sheet at fair value during the second quarter of 2009. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of purchased credit-impaired loans. The allowance for loan losses related to the purchased credit-impaired portfolio totaled $4.9 billion, $2.8 billion, and $1.6 billion at December 31, 2010, September 30, 2010, a nd December 31, 2009, respectively. 3. Basel I Tier 1 common ratio is Tier 1 common divided by risk- weighted assets. Tier 1 common is defined as Tier 1 capital less elements of capital not in the form of common equity — such as perpetual preferred stock, noncontrolling interests in subsidiaries and trust preferred capital debt securities. Tier 1 common, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 common along with the other capital measures to assess and monitor its capital position. 4. Tangible common equity (“TCE”) represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. ROTCE, a non-GAAP financial ratio, measures the Firm’s earnings as a percentage of TCE and is, in management’s view, a meaningful measure to assess the Firm’s use of equity. 5. Headcount-related expense includes salary and benefits (excluding performance-based incentives), and other noncompensation costs related to employees. 21 A P P E N D I X

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010, and September 30, 2010, each of which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 22 A P P E N D I X